The Solana Opportunity

Spring 2025
Investor Presentation
NASDAQ: UPXI

Forward Looking Information

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Use of Non-GAAP Financial Measures

The Company discloses and uses the above-mentioned non-GAAP financial measures internally as a supplement to GAAP financial information to evaluate its operating performance, for financial planning purposes, to establish operational goals, for compensation plans, to measure debt service capability, for capital expenditure planning and to determine working capital needs and believes that these are useful financial measures also used by investors. Non-GAAP adjusted EBITDA is defined as GAAP net income or net loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash stock compensation and stock option expense, acquisition, integration & restructuring expenses, charges and gains or losses from extinguishment of debt and other non-cash items. Non-GAAP EBITDA and non-GAAP adjusted EBITDA are not terms defined by GAAP and, as a result, the Company's measure of non-GAAP EBITDA and non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Operations, cash and cash flows on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Company's financial statements prepared in accordance with GAAP. These non-GAAP financial measures are not a substitute for or presented in lieu of financial measures provided by GAAP and all measures and disclosures of financial information pursuant to GAAP should be read to obtain a comprehensive and thorough understanding of the Company's financial results. The reconciliations of non-GAAP EBITDA and non-GAAP adjusted EBITDA to GAAP operating income (loss) and/or GAAP net income (net loss) referred to in the highlights or elsewhere are provided in the schedules that are a part of this document

Statements in this presentation that are not descriptions of facts are forward-looking statements relating to future events. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful implementation and completion of the Company's growth strategy, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties.

The material included with this document does not consider the specific investment objectives, financial situation, or needs of a specific recipient. This document may not be construed as either a recommendation or an offer to buy or sell securities, nor does it constitute are recommendation or an offer to buy or sell securities. Further, such material is insufficient to form the basis or an investment decision, should not be used by the recipient for that purpose, does not constitute nor should it be construed as research, investment advice or an invitation to conduct any investment business. Read the offering memorandum carefully before investing. It contains Company's objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. You may obtain the offering memorandum contacting your Paulson's representative.

Upexi Announces Expansion Into Crypto

Press Release dated February 6th, 2025

"Upexi, Inc. (NASDAQ:UPXI) (the "Company" or "Upexi"),
a brand owner specializing in the development, manufacturing and distribution of consumer products,
is actively pursuing additional investment opportunities to expand its portfolio
through further direct investment into coins, mining, and M&A in the fintech space,
and is today providing shareholders with an update on its current business operations
and long-term strategic Crypto and mining initiative."

Nasdaq-listed Upexi recently announced an expansion into digital assets
and is now undertaking a Solana treasury initiative as its sole digital assets focus

Our Thesis

Injecting SOL into a Nasdaq-listed security will create significant value

Together we will…

- ✓ Provide crypto exposure in a familiar equity security
- ✓ Unlock significant value using proven capital markets strategies
- ✓ Improve on MSTR's playbook with key innovations
- ✓ Leverage one another's capabilities and market positions
- ✓ Support the Solana ecosystem with improved visibility within traditional finance

We invite you to be an investor in our initial $100m capital fundraise

GSR: A Premier Crypto Manager

With multiple synergistic businesses and deep ecosystem connectivity, GSR is at the center of the cryptosphere

Core Services

Market Making	• Leading digital asset market maker • Peer-leading KPIs with tight and deep order books and 99% uptime • Liquidity provider for 180+ projects • On or off-chain agnostic	DeFi
OTC Derivatives	• Trade derivatives on most tokens • Prop accumulation/liquidation algos • Top liquidity, pricing & customization • As a principle with derivs expertise, GSR offers strategies others can't	
Venture Investment	• One of the industry's largest investors • $140m invested across 300 deals • Provide comprehensive support to portfolio companies	

Key Statistics

$2-7b weekly liquidity provided	250+ digital assets traded	50m daily orders
180+ market making clients	40+ exchange integrations	200+ employees

Deep Trust

- Risk-first focus, engrained policies & procedures
- 17 person legal & compliance team, entities regulated by MAS & registered with FCA and FinCen
- Audited by BDO

Eg. Trading Venues

coinbase
BINANCE
RAYDIUM
UNISWAP

Sourced from GSR Growth Investments LP, all info is expressly as provided by GSR

Multiple Sources of Return

Accruing a Multiple

- Peers valued at 1.3-8.5x NAV
- Smaller and non–BTC companies command larger multiples given higher growth
- GSOL traded at a large premium to NAV

Premium to NAV[1]



10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
1.3x
1.8x
4.4x
8.5x
SMLR
MTSR
3350
HODL

Accretive Issuances

- Upexi will monetize intelligent capital markets issuance
- This is how MSTR increased BTC/Share by 74% or $26b in 2024[3]

Issues Convertible Debt

- Convert holders get access to SOL-like returns, volatility
- UPXI gets attractive cost of capital and delayed dilution

Issues Common Equity

- UPXI holders get increasing SOL/share, leveraged Solana returns
- UPXI gets equity issuance at a premium, more SOL, higher stock

SOL Staking

- Stake SOL to earn a 7-9% yield[4]
- As a proof-of-stake network, validators or delegators may stake their SOL to secure the network in exchange for staking rewards
- Instead of sitting idle as with BTC companies, this turns the treasury into a productive asset

Change in SOL Price

- SOL is <50% of its ATH
- SOL's market cap is only ~4% of BTC & ~29% of ETH

Positive Catalysts

- Regulatory clarity
- Institutional adoption
- SOL ETF launches
- Return of memecoins
- Continued adoption

SOL Price[2]



300
200
100
0
2020
2021
2022
2023
2024
2025

upexi

(1) Sourced from BitcoinTreasuries.net for SMLR, MTSR, 3350
(1) Sol Strategies company website for HODL; SOL owned from company website as of 2/18/25 & Market Cap from FactSet as of 4/2/25
(2) As of 4/2/25
(3) MSTR 2Q24 Earnings Call
(4) GSR Growth Investments LP

Sourced from Bloomberg, FactSet, Yahoo Finance as of 4/2/25

Why Solana

Key Advantages

Lindy + Network Effect
As one of the first second gen smart contract blockchains, Solana uniquely offers newer innovations + network effects

User/Developer Focus
Solana builds for users and developers, as evidenced by Blinks, Token Extensions, and more

Intelligent GTM Strategy
Optimized for what users care about (speed and security) and naturally growing into decentralization via Moore's Law

Only Possible On Solana
Solana has the most diverse set of dapps and is the leader in subsectors like memecoins, DePIN, and AI agents

Future-Proof Design
Designed to naturally take advantage of hardware improvements without needing to wholly redo the software

Future Catalysts
Regulatory clarity or a spot SOL ETF will add demand & legitimacy, supporting the SOL price

Value Capture
Solana captures value from all four blockchain functions and will be worth more than any modular piece, all else equal

Greater Potential Growth
With a market cap 6% of BTC and 30% of ETH, SOL has significantly more room for appreciation

Appendix

Upexi Overview

Business Highlights

- Consolidator of small, high growth consumer brands at attractive multiples
- Proprietary data & technology platform with high growth portfolio of patents
- Amazon comprises approx. 40% of sales, representing attractive direct to consumer access

Financial Highlights

- Annual revenues of approx. $18m
- Cash flow neutral

Upexi is roughly cash flow neutral limiting any support needed from the treasury and future raises

Sourced from UPXI Management

Upexi Overview

A Strong Portfolio

- Upexi curates brands that are tailored to consumer preferences, ensuring its products set the standard for quality
- Upexi launches additional products to compliment the existing portfolio



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Management Team

Allan Marshall
Chief Executive Officer
Developed crypto strategy for Upexi
30+ years of M&A focused experience
Founder of XPO Logistics (NYSE: XPO; $13b market cap), Transportation Services, Inc., and Segmentz, Inc.

Andrew Norstrud
Chief Financial Officer
Developed crypto strategy for Upexi
Experienced executive, focused on integrating strategic acquisitions and structure implementation for public companies

Gene Salkind, M.D.
Board of Directors
Chairman of Compensation Committee
Practicing Neurosurgeon, Intuitive Surgical Pharmacyclics

Thomas Williams
Board of Directors
35+ years of experience, specialized in securitization mechanisms of illiquid assets

Lawrence H Dugan
Board of Directors
Chairman of Audit Committee
25+ years of accounting experience

Disclosure

Thank You